UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2019

Everbridge, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37874	26-2919312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Corporate Drive, Suite 400, Burlington, Massachusetts		01803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 230-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value,	EVBG	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 29, 2019, Everbridge, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with NC4 Inc. (“NC4”), NC4 Public Sector LLC (“NC4 Public Sector”), and Celerium Group Inc. (the “Seller”), pursuant to which the Company purchased all of the outstanding membership interests of NC4 Inc. and NC4 Public Sector (the “Acquisition”) for total consideration of approximately $83 million. The Company paid approximately $52 million in cash at closing from the Company’s cash and cash equivalents, which is subject to certain post-closing net working capital adjustments provided for in the Purchase Agreement. The remaining purchase price was paid with 320,998 newly issued shares of the Company’s common stock (the “Shares”) at a per share price of $97.51, which is based on the twenty-day volume weighted average stock price of the Company’s common stock prior to signing the Purchase Agreement.

The Purchase Agreement requires the Company to file a prospectus supplement to the Company’s existing shelf registration statement on Form S-3 (File No. 333-229239) within five days after closing the Acquisition to register the Shares, and to maintain the effectiveness of such registration statement until the earlier of (i) the date as of which the Seller may sell all of the Shares without restriction pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, or (ii) the date on which the Seller shall have sold all the Shares. Daily sales of the Shares are limited to no more than 10% of the average daily trading volume of the Company’s common stock on The Nasdaq Global Market.

The Purchase Agreement contains customary representations, warranties and covenants of NC4 and NC4 Public Sector. In connection with the Acquisition, $3.7 million in cash and 25,522 shares of the Shares have been placed in a third party escrow for eighteen months to secure general indemnity obligations under the Purchase Agreement. An additional $2.0 million in cash has been placed in a third party escrow for eighteen months to secure NC4’s tax obligations.

On August 1, 2019, the Acquisition was consummated pursuant to the Purchase Agreement, except that the transfer of the NC4 Public Sector business, which represents less than 5% of the total purchase price, will be consummated no later than September 30, 2019.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached to this Current Report as Exhibit 2.1 and incorporated herein by reference. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or NC4. In particular, the representations and warranties contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement as of specific dates and were qualified by disclosures between the parties and a contractual standard of materiality that is different from those generally applicable to stockholders, among other limitations. The representations and warranties were made for the purposes of allocating contractual risk between the parties to the Purchase Agreement and should not be relied upon as a disclosure of factual information relating to the Company or NC4.

Forward-Looking Statements

This report includes forward-looking statements. All statements other than statements of historical facts, including statements regarding the completion of the Acquisition, are forward-looking statements. These forward-looking statements are based on the Company’s current expectations and projections about future events and trends that the Company believes may affect its financial condition, results of operations, strategy, short- and long-term business operations and objectives, and financial needs.

These forward-looking statements are subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially, including: the risk that the companies’ respective businesses will suffer due to uncertainty related to the Acquisition; difficulties encountered in integrating merged businesses, including employee, customer, supplier and product difficulties; costs related to the Acquisition; general market and business conditions; and unanticipated impact of accounting for the Acquisition. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to our ability to successfully integrate businesses and assets that we may acquire, including NC4 and NC4 Public Sector; the ability of our products and services to perform as intended and meet our customers’ expectations; developments in the market for targeted and contextually relevant critical communications or the associated regulatory environment; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; and the other risks. These and other risks and uncertainties that could affect the Company’s future results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s Annual Report on Form 10-K filed with the SEC on March 1, 2019, which is available at www.ir.everbridge.com and on the SEC’s website at www.sec.gov. Further information on potential risks that could affect actual results will be included in other filings the Company makes with the SEC from time to time.

The forward-looking statements in this report reflect the Company’s expectations as of the date hereof. The Company undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the securities whose information is set forth in Item 1.01 and this Item 3.02 of this Current Report on Form 8-K were not registered under the Securities Act, but qualified for exemption under Section 4(a)(2) of the Securities Act. The Seller represented to us that it is an “accredited investor” as defined in Rule 501 promulgated under the Securities Act and that the shares of common stock are being acquired for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof.

Item 7.01 Regulation FD Disclosure.

On August 1, 2019, the Company issued a press release announcing the Acquisition, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information in the press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by this item will be filed by amendment to this Current Report no later than 71 calendar days from the date of the filing of this Current Report.

(b) Pro Forma Financial Information

The pro forma financial information will be filed by amendment to this Current Report no later than 71 calendar days from the date of the filing of this Current Report.

(d) Exhibits

Exhibit No.	Description

2.1*	Membership Interest Purchase Agreement dated July 29, 2019, by and among Everbridge, Inc., NC4 Inc., NC4 Public Sector LLC, and Celerium Group Inc.

99.1	Press release dated August 1, 2019

*

Schedules to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. The Company undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission, provided however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended, for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everbridge, Inc.

Dated: August 2, 2019	By:	/s/ Elliot J. Mark
Elliot J. Mark
Senior Vice President, General Counsel and Secretary

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